UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2003

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

           Oregon                   1-04837            93-0343990
(State or other jurisdiction      (Commission       (I.R.S. Employer
     of incorporation)            File Number)      Identification No.)

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       14200 SW Karl Braun Drive,
           Beaverton, Oregon                               97077
(Address of principal executive offices)                (Zip Code)

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       Registrant's telephone number, including area code: (503) 627-7111

                                    No Change

         (Former name or former address, if changed since last report.)
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                                TABLE OF CONTENTS

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1
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Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

          99.1 Press Release dated June 26, 2003 reporting the results of operations of Tektronix, Inc. ("Tektronix") for the fourth quarter and fiscal year ended May 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).

Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

On June 26, 2003, Tektronix reported its results of operations for the fourth quarter and fiscal year ended May 31, 2003. A copy of the press release issued by Tektronix announcing the results of operations referred to above is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained herein and in the accompanying exhibit is provided under "Item 12. Results of Operations and Financial Condition" in accordance with Securities and Exchange Commission Release No. 33.8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Tektronix, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 26, 2003

                                        TEKTRONIX, INC.



                                        By:      /s/ COLIN L. SLADE
                                                 -----------------------------
                                                 Colin L. Slade
                                                 Senior Vice President
                                                 and Chief Financial Officer

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                                  EXHIBIT INDEX



Exhibit       Description
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 99.1         Press Release of Tektronix dated June 26, 2003 reporting the results of operations for the fourth quarter and fiscal year ended May 31, 2003.